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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our report incorporated by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                             /s/  KPMG LLP

McLean, Virginia
September 22, 2000